                                                                      Exhibit 13

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                               WILLIAM B. ECKHART
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, William B. Eckhart, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski or Pamela M. Krill, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

           PRODUCT NAME              1933 ACT FILE NUMBER
           ------------              --------------------
MEMBERS Variable Universal Life           333-148419
MEMBERS Variable Universal Life II        333-148420
Ultra-Vers -ALL LIFE                      333-148424

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

         PRODUCT NAME             1933 ACT FILE NUMBER
         ------------             --------------------
MEMBERS Variable Annuity               333-148421
MEMBERS Variable Annuity II            333-148423
MEMBERS Variable Annuity III           333-148426
MEMBERS Choice Variable Annuity        333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 23rd day of February, 2008.


                                        /s/ William B. Eckhart
                                        ----------------------------------------
                                        William B. Eckhart

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                 ELDON R. ARNOLD
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Eldon R. Arnold, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski or Pamela M. Krill, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

           PRODUCT NAME              1933 ACT FILE NUMBER
           ------------              --------------------
MEMBERS Variable Universal Life            333-148419
MEMBERS Variable Universal Life II         333-148420
Ultra-Vers -ALL LIFE                       333-148424

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

        PRODUCT NAME              1933 ACT FILE NUMBER
        ------------              --------------------
MEMBERS Variable Annuity                333-148421
MEMBERS Variable Annuity II             333-148423
MEMBERS Variable Annuity III            333-148426
MEMBERS Choice Variable Annuity         333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 23rd day of February, 2008.


                                        /s/ Eldon R. Arnold
                                        ----------------------------------------
                                        Eldon R. Arnold

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                 JAMES L. BRYAN
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, James L. Bryan, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski or Pamela M. Krill, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

           PRODUCT NAME              1933 ACT FILE NUMBER
           ------------              --------------------
MEMBERS Variable Universal Life           333-148419
MEMBERS Variable Universal Life II        333-148420
Ultra-Vers -ALL LIFE                      333-148424

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

          PRODUCT NAME            1933 ACT FILE NUMBER
          ------------            --------------------
MEMBERS Variable Annuity               333-148421
MEMBERS Variable Annuity II            333-148423
MEMBERS Variable Annuity III           333-148426
MEMBERS Choice Variable Annuity        333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 23rd day of February, 2008.


                                        /s/ James L. Bryan
                                        ----------------------------------------
                                        James L. Bryan

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                 LORETTA M. BURD
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Loretta M. Burd, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski or Pamela M. Krill, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

           PRODUCT NAME              1933 ACT FILE NUMBER
           ------------              --------------------
MEMBERS Variable Universal Life            333-148419
MEMBERS Variable Universal Life II         333-148420
Ultra-Vers -ALL LIFE                       333-148424

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

          PRODUCT NAME            1933 ACT FILE NUMBER
          ------------            --------------------
MEMBERS Variable Annuity               333-148421
MEMBERS Variable Annuity II            333-148423
MEMBERS Variable Annuity III           333-148426
MEMBERS Choice Variable Annuity        333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 23rd day of February, 2008.


                                        /s/ Loretta M. Burd
                                        ----------------------------------------
                                        Loretta M. Burd

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                JOSEPH J. GASPER
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Joseph J. Gasper, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski or Pamela M. Krill, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

           PRODUCT NAME              1933 ACT FILE NUMBER
           ------------              --------------------
MEMBERS Variable Universal Life            333-148419
MEMBERS Variable Universal Life II         333-148420
Ultra-Vers -ALL LIFE                       333-148424

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

          PRODUCT NAME            1933 ACT FILE NUMBER
          ------------            --------------------
MEMBERS Variable Annuity                333-148421
MEMBERS Variable Annuity II             333-148423
MEMBERS Variable Annuity III            333-148426
MEMBERS Choice Variable Annuity         333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 23rd day of February, 2008.


                                        /s/ Joseph J. Gasper
                                        ----------------------------------------
                                        Joseph J. Gasper

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                BERT J. HASH, JR.
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Bert J. Hash, Jr., Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski or Pamela M. Krill, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

           PRODUCT NAME              1933 ACT FILE NUMBER
           ------------              --------------------
MEMBERS Variable Universal Life            333-148419
MEMBERS Variable Universal Life II         333-148420
Ultra-Vers -ALL LIFE                       333-148424

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

         PRODUCT NAME             1933 ACT FILE NUMBER
         ------------             --------------------
MEMBERS Variable Annuity                 333-148421
MEMBERS Variable Annuity II              333-148423
MEMBERS Variable Annuity III             333-148426
MEMBERS Choice Variable Annuity          333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 23rd day of February, 2008.


                                        /s/ Bert J. Hash, Jr.
                                        ----------------------------------------
                                        Bert J. Hash, Jr.

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                               VICTORIA W. MILLER
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Victoria W. Miller, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski or Pamela M. Krill, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

           PRODUCT NAME              1933 ACT FILE NUMBER
           ------------              --------------------
MEMBERS Variable Universal Life           333-148419
MEMBERS Variable Universal Life II        333-148420
Ultra-Vers -ALL LIFE                      333-148424

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

          PRODUCT NAME               1933 ACT FILE NUMBER
          ------------               --------------------
MEMBERS Variable Annuity                  333-148421
MEMBERS Variable Annuity II               333-148423
MEMBERS Variable Annuity III              333-148426
MEMBERS Choice Variable Annuity           333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 23rd day of February, 2008.


                                        /s/ Victoria W. Miller
                                        ----------------------------------------
                                        Victoria W. Miller

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                 C. ALAN PEPPERS
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, C. Alan Peppers, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski or Pamela M. Krill, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

         PRODUCT NAME                1933 ACT FILE NUMBER
         ------------                --------------------
MEMBERS Variable Universal Life            333-148419
MEMBERS Variable Universal Life II         333-148420
Ultra-Vers -ALL LIFE                       333-148424

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

          PRODUCT NAME            1933 ACT FILE NUMBER
          ------------            --------------------
MEMBERS Variable Annuity                333-148421
MEMBERS Variable Annuity II             333-148423
MEMBERS Variable Annuity III            333-148426
MEMBERS Choice Variable Annuity         333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 23rd day of February, 2008.


                                        /s/ C. Alan Peppers
                                        ----------------------------------------
                                        C. Alan Peppers

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                NEIL A. SPRINGER
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Neil A. Springer, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski or Pamela M. Krill, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

           PRODUCT NAME              1933 ACT FILE NUMBER
           ------------              --------------------
MEMBERS Variable Universal Life            333-148419
MEMBERS Variable Universal Life II         333-148420
Ultra-Vers -ALL LIFE                       333-148424

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

          PRODUCT NAME            1933 ACT FILE NUMBER
          ------------            --------------------
MEMBERS Variable Annuity               333-148421
MEMBERS Variable Annuity II            333-148423
MEMBERS Variable Annuity III           333-148426
MEMBERS Choice Variable Annuity        333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 23rd day of February, 2008.


                                        /s/ Neil A. Springer
                                        ----------------------------------------
                                        Neil A. Springer

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                FAROUK D.G. WANG
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Farouk D. G. Wang, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski or Pamela M. Krill, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

           PRODUCT NAME              1933 ACT FILE NUMBER
           ------------              --------------------
MEMBERS Variable Universal Life            333-148419
MEMBERS Variable Universal Life II         333-148420
Ultra-Vers -ALL LIFE                       333-148424

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

          PRODUCT NAME            1933 ACT FILE NUMBER
          ------------            --------------------
MEMBERS Variable Annuity               333-148421
MEMBERS Variable Annuity II            333-148423
MEMBERS Variable Annuity III           333-148426
MEMBERS Choice Variable Annuity        333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 23rd day of February, 2008.


                                        /s/ Farouk D. G. Wang
                                        ----------------------------------------
                                        Farouk D. G. Wang

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                 LARRY T. WILSON
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Larry T. Wilson, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski or Pamela M. Krill, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

           PRODUCT NAME              1933 ACT FILE NUMBER
           ------------              --------------------
MEMBERS Variable Universal Life            333-148419
MEMBERS Variable Universal Life II         333-148420
Ultra-Vers -ALL LIFE                       333-148424

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

          PRODUCT NAME               1933 ACT FILE NUMBER
          ------------               --------------------
MEMBERS Variable Annuity                  333-148421
MEMBERS Variable Annuity II               333-148423
MEMBERS Variable Annuity III              333-148426
MEMBERS Choice Variable Annuity           333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 23rd day of February, 2008.


                                        /s/ Larry T. Wilson
                                        ----------------------------------------
                                        Larry T. Wilson

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                JAMES W. ZILINSKI
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, James W. Zilinski, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski or Pamela M. Krill, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

           PRODUCT NAME              1933 ACT FILE NUMBER
           ------------              --------------------
MEMBERS Variable Universal Life             333-148419
MEMBERS Variable Universal Life II          333-148420
Ultra-Vers -ALL LIFE                        333-148424

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

          PRODUCT NAME            1933 ACT FILE NUMBER
          ------------            --------------------
MEMBERS Variable Annuity               333-148421
MEMBERS Variable Annuity II            333-148423
MEMBERS Variable Annuity III           333-148426
MEMBERS Choice Variable Annuity        333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 23rd day of February, 2008.


                                        /s/ James W. Zilinski
                                        ----------------------------------------
                                        James W. Zilinski

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                    JEFF POST
                             DIRECTOR AND PRESIDENT

KNOW ALL MEN BY THESE PRESENT, that I, Jeff Post, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Steven R. Suleski or Pamela M. Krill, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended, in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                               FILE NO. 811-03915

           PRODUCT NAME              1933 ACT FILE NUMBER
           ------------              --------------------
MEMBERS Variable Universal Life            333-148419
MEMBERS Variable Universal Life II         333-148420
Ultra-Vers -ALL LIFE                       333-148424

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                               FILE NO. 811-08260

          PRODUCT NAME            1933 ACT FILE NUMBER
          ------------            --------------------
MEMBERS Variable Annuity               333-148421
MEMBERS Variable Annuity II            333-148423
MEMBERS Variable Annuity III           333-148426
MEMBERS Choice Variable Annuity        333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, this 23rd day of February, 2008.


                                        /s/ Jeff Post
                                        ----------------------------------------
                                        Jeff Post